AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

                      Global Growth - International Growth
                  International Discovery - Emerging Markets
                      SUPPLEMENT DATED DECEMBER 24, 1998
                        Prospectus dated November 1, 1998

The disclosure set forth below should replace the third paragraph under the heading "INVESTMENT OBJECTIVES OF THE FUNDS" on page 2 of the Investor Class Prospectus, the Institutional Class Prospectus and the Advisor Class Prospectus

AMERICAN CENTURY - TWENTIETH CENTURY INTERNATIONAL DISCOVERY FUND

The investment objective of International Discovery is capital growth. The fund will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities of issuers having comparatively smaller market capitalizations (less than U.S. $1.5 billion in market capitalization or less than U.S. $500 million in public float). All such investments will be considered by the investment manager to have prospects for appreciation. Due to the risks associated with such investments, an investment in this fund may be considered speculative.

The disclosure set forth below should replace the fourth paragraph under the heading "INVESTMENT POLICIES OF THE FUNDS" on page 8 of the Investor Class Prospectus, page 10 of the Institutional Class Prospectus and page 10 of the Advisor Class Prospectus:

INTERNATIONAL DISCOVERY

The investment objective of International Discovery is capital growth. The fund will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities of issuers that meet certain fundamental and technical standards of selection. The fund will invest its assets primarily in equity securities of smaller foreign issuers (those issuers having, at the time of investment, a market capitalization of less than U.S. $1.5 billion or a public float of less than U.S. $500 million). The "public float" of an issuer is outstanding securities held by non-affiliates of the issuer. Due to the significant risks associated with the fund's investment strategy, an investment in the fund may not be appropriate for all investors.
See "Risk Factors," page 10. (Note: "Risk Factors" for Advisor Class and Institutional Class Prospectuses are found on page 12.)


The disclosure set forth below should be inserted as the seventh and eighth paragraphs under the heading "Investment Management" on page 27 of the Investor Class Prospectus, page 28 of the Institutional Class Prospectus and page 24 of the Advisor Class Prospectus:

     BRADLEY AMOILS, Portfolio Manager, joined American Century in July 1997 as an Investment Analyst and was promoted to Portfolio Manager in November 1998. Prior to joining American Century, Mr. Amoils served as a Securities Analyst for Oppenheimer Funds from January 1996 to June 1997 and an Analyst at Clay Finlay Asset Management from March 1995 to December 1995. He is a member of the team that manages Global Growth.

     BRIAN BRADY, Portfolio Manager, joined American Century in June 1994 as an Investment Analyst and was promoted to Portfolio Manager in November 1998. Prior to joining American Century, Mr. Brady served as a Financial Analyst for Chase Manhattan Bank. He is a member of the team that manages International Discovery

SH-SPL-15079   9812
                                                                 P.O. Box 419200
                                                          Kansas City, Missouri
                                                                     64141-6200
                                                 1-800-345-2021 or 816-531-5575

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                                                                        American
                                                                         Century